Exhibit 99.1
KBS LEGACY PARTNERS APARTMENT REIT, INC.
FIFTH AMENDED AND RESTATED SHARE REDEMPTION PROGRAM
Adopted October 14, 2014
The board of directors of KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation (the “Company”), has adopted a Fifth Amended and Restated Share Redemption Program (the “SRP”), the terms and conditions of which are set forth below. Capitalized terms shall have the same meaning as set forth in the Company’s charter unless otherwise defined herein.
1.Qualifying Stockholders. “Qualifying Stockholders” are (a) holders of the Company’s shares of Common Stock (the “Shares”) who have held their Shares for at least one year, provided that, if the Company is redeeming all of a stockholder’s Shares, then there is no holding period requirement for Shares purchased pursuant to the Company’s dividend reinvestment plan and (b) stockholders or authorized representatives of stockholders qualifying for the special redemption provisions set forth in paragraphs 6, 7 and 8 below.
2.Share Redemption. Subject to the terms and conditions of this SRP, including the limitations on redemptions set forth in paragraph 4 and the procedures for redemption set forth in paragraph 5, the Company will redeem such number of Shares as requested by a Qualifying Stockholder.
3.Redemption Price.

a.
Unless the Shares are being redeemed in connection with a stockholder’s death, Qualifying Disability (as defined in paragraph 7 below) or Determination of Incompetence (as defined in paragraph 8 below), and until such time as the Company establishes an estimated value per Share for a purpose other than to set the price to acquire a Share in one of the Company’s primary public offerings, the price at which the Company will redeem the Shares of a Qualifying Stockholder is as follows:

i.	For those Shares held by the redeeming stockholder for at least one year, 92.5% of the price paid to acquire the Shares from the Company;

ii.	For those Shares held by the redeeming stockholder for at least two years, 95.0% of the price paid to acquire the Shares from the Company;

iii.	For those Shares held by the redeeming stockholder for at least three years, 97.5% of the price paid to acquire the Shares from the Company; and

i.v	For those Shares held by the redeeming stockholder for at least four years, 100% of the price paid to acquire the Shares from the Company.

b.
Notwithstanding the foregoing, and unless the Shares are being redeemed in connection with a stockholder’s death, Qualifying Disability (as defined in paragraph 7 below) or Determination of Incompetence (as defined in paragraph 8 below), once the Company establishes an estimated value per Share for a purpose other than to set the price to acquire a Share in one of the Company’s primary public offerings, the price at which the Company will redeem the Shares of a Qualifying Stockholder is as follows:

i.
For those Shares held by the redeeming stockholder for at least one year, 92.5% of the Company’s most recent estimated value per Share as of the applicable Redemption Date (as defined in paragraph 5 below);

ii.
For those Shares held by the redeeming stockholder for at least two years, 95.0% of the Company’s most recent estimated value per Share as of the applicable Redemption Date (as defined in paragraph 5 below);

iii.
For those Shares held by the redeeming stockholder for at least three years, 97.5% of the Company’s most recent estimated value per Share as of the applicable Redemption Date (as defined in paragraph 5 below); and

iv.
For those Shares held by the redeeming stockholder for at least four years, 100% of the Company’s most recent estimated value per Share as of the applicable Redemption Date (as defined in paragraph 5 below).

c.
For purposes of determining the time period a redeeming stockholder has held each Share, the time period begins as of the date the stockholder acquired the Share; provided, that Shares purchased by the redeeming stockholder pursuant to the Company’s dividend reinvestment plan will be deemed to have been acquired on the same date as the initial Share to which the dividend reinvestment plan Shares relate. The date of the Share’s original issuance by the Company is not determinative. In addition, as described above, the Shares owned by a stockholder may be redeemed at different prices depending on how long the stockholder has held each Share submitted for redemption.

d.
The Company expects to establish an estimated value per Share for a purpose other than to set the price to acquire a Share in one of the Company’s primary public offerings no later than the completion of its offering stage. The Company will consider its offering stage complete when the Company is no longer publicly offering equity securities – whether through its initial public offering or follow-on public offerings – and has not done so for 18 months. For the purpose of determining when the Company’s offering stage is complete, public equity offerings do not include offerings on behalf of selling stockholders or offerings related to any dividend reinvestment plan, employee benefit plan, or the redemption of interests in KBS Legacy Limited Partnership, the Company’s operating partnership. The Company then expects to update its estimated value per Share every 12 to 18 months. The Company will provide information about the estimated value per Share in public filings with the Securities and Exchange Commission. The Company will also report the redemption price in its annual report and three quarterly reports publicly filed with the Securities and Exchange Commission.
4.Limitations on Redemption. Notwithstanding anything contained in this SRP to the contrary, the Company’s obligation to redeem Shares pursuant to paragraphs 2 and 6 hereof is limited by each of the following:

a.
Unless the Shares are being redeemed in connection with a stockholder’s death, Qualifying Disability (as defined in paragraph 7) or Determination of Incompetence (as defined in paragraph 8), the Company may not redeem Shares unless the stockholder has held the Shares for one year.

b.
During any calendar year, the Company may redeem only the number of Shares that the Company could purchase with the amount of net proceeds from the sale of Shares under the Company’s dividend reinvestment plan during the prior calendar year; provided that the Company may not redeem more than $2.0 million of Shares in the aggregate during any calendar year. Furthermore, during any calendar year, once the Company has redeemed $1.5 million of Shares, whether in connection with a stockholder’s death, Qualifying Disability (as defined in paragraph 7) or Determination of Incompetence (as defined in paragraph 8), or otherwise, the remaining $0.5 million of the $2.0 million annual limit shall be reserved exclusively for Shares being redeemed in connection with a stockholder’s death, Qualifying Disability (as defined in paragraph 7) or Determination of Incompetence (as defined in paragraph 8). Notwithstanding anything contained in this paragraph 4(b) to the contrary, the Company may increase or decrease the funding available for the redemption of Shares pursuant to this SRP upon ten business days’ notice to the Company’s stockholders. The Company may provide notice by including such information (a) in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the Securities and Exchange Commission or (b) in a separate mailing to the stockholders.

c.	During any calendar year, the Company may redeem no more than 5% of the weighted-average number of Shares outstanding during the prior calendar year.

d.
The Company has no obligation to redeem Shares if the redemption would violate the restrictions on distributions under Maryland General Corporation Law, as amended from time to time, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency.

5.Procedures for Redemption. The Company has engaged a third party to administer the SRP. Upon any change to the identity or the mailing address of the program administrator, the Company will notify stockholders of such change. The Company will redeem Shares on the last business day of each month (the “Redemption Date”). For a stockholder’s Shares to be eligible for redemption in a given month, the program administrator must receive a written redemption request from the stockholder or from an authorized representative of the stockholder setting forth the number of Shares requested to be redeemed at least five business days before the Redemption Date. If the Company cannot repurchase all Shares presented for redemption in any month because of the limitations on redemptions set forth in paragraph 4, then the Company will honor redemption requests on a pro rata basis, except that if a pro rata redemption would result in a stockholder owning less than the minimum purchase requirement described in a currently effective, or the most recently effective, registration statement of the Company as such registration statement has been amended or supplemented, then the Company would redeem all of such stockholder’s Shares.
If the Company does not completely satisfy a redemption request on a Redemption Date because the program administrator did not receive the request in time, because of the limitations on redemptions set forth in paragraph 4 or because of a suspension of the SRP, then the Company will treat the unsatisfied portion of the redemption request as a request for redemption at the next Redemption Date funds are available for redemption, unless the redemption request is withdrawn. Any stockholder can withdraw a redemption request by sending written notice to the program administrator, provided such notice is received at least five business days before the Redemption Date.
6.Special Provisions upon a Stockholder’s Death, Qualifying Disability or Determination of Incompetence. The Company will treat redemption requests made upon a stockholder’s death, Qualifying Disability (as defined in paragraph 7) or Determination of Incompetence (as defined in paragraph 8) differently, as follows:

a.	There is no one-year holding requirement.

b.
Until the Company establishes an estimated value per Share for a purpose other than to set the price to acquire a Share in one of its primary public offerings, which the Company expects to be no later than the completion of its offering stage (as defined in paragraph 3 above), the redemption price is the amount paid to acquire the Shares from the Company.

c.
Once the Company establishes an estimated value per Share for a purpose other than to set the price to acquire a Share in one of its primary public offerings, the redemption price will be the estimated value of the Share, as determined by the Company’s advisor or another firm chosen for that purpose.

Except as specifically set forth in this paragraph 6, redemptions upon a stockholder’s death, Qualifying Disability (as defined in paragraph 7) or Determination of Incompetence (as defined in paragraph 8) are subject to the same limitations and terms and conditions as other redemptions, including the limitations on redemptions set forth in paragraph 4 and the redemption request procedures set forth in paragraph 5.
7.Qualifying Disability Determinations. In order for a disability to entitle a stockholder to the special redemption terms described in paragraph 6 (a “Qualifying Disability”), (1) the stockholder must receive a determination of disability based upon a physical or mental condition or impairment arising after the date the stockholder acquired the Shares to be redeemed, and (2) such determination of disability must be made by the governmental agency responsible for reviewing the disability retirement benefits that the stockholder could be eligible to receive (the “Applicable Government Agency”). The Applicable Government Agencies are limited to the following: (i) if the stockholder paid Social Security taxes and, therefore, could be eligible to receive Social Security disability benefits, then the Applicable Governmental Agency is the Social Security Administration or the agency charged with responsibility for administering Social Security disability benefits at that time if other than the Social Security Administration; (ii) if the stockholder did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security disability benefits, but the stockholder could be eligible to receive disability benefits under the Civil Service Retirement System (“CSRS”), then the Applicable Governmental Agency is the U.S. Office of Personnel Management or the agency charged with responsibility for administering CSRS benefits at that time if other than the Office of Personnel Management; or (iii) if the stockholder did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security benefits but suffered a disability that resulted in the stockholder’s discharge from military service under conditions that were other than dishonorable and, therefore, could be eligible to receive military disability benefits, then the Applicable Governmental Agency is the Department of Veterans Affairs or the agency charged with the responsibility for administering military disability benefits at that time if other than the Department of Veterans Affairs.
Disability determinations by governmental agencies for purposes other than those listed above, including but not limited to worker’s compensation insurance, administration or enforcement of the Rehabilitation Act or Americans with Disabilities Act, or waiver of insurance premiums will not entitle a stockholder to the special redemption terms described in paragraph 6. Redemption requests following an award by the applicable governmental agency of disability benefits must be accompanied by: (1) the investor’s initial application for disability benefits and (2) a Social Security Administration Notice of Award, a U.S. Office of Personnel Management determination of disability under CSRS, a Department of Veterans Affairs record of disability-related discharge or such other documentation issued by the Applicable Governmental Agency that the Company deems acceptable and that demonstrates an award of the disability benefits.
As the following disabilities do not entitle a worker to Social Security disability benefits, they do not qualify for special redemption terms, except in the limited circumstances when the investor is awarded disability benefits by the other Applicable Governmental Agencies described above:

a.	disabilities occurring after the legal retirement age; and

b.	disabilities that do not render a worker incapable of performing substantial gainful activity.
8.Determination of Incompetence. In order for a determination of incompetence or incapacitation to entitle a stockholder to the special redemption terms described in paragraph 6 (a “Determination of Incompetence”), a state or federal court located in the United States (a “U.S. Court”) must declare, determine or find the stockholder to be (i) mentally incompetent to enter into a contract, to prepare a will or to make medical decisions or (ii) mentally incapacitated, in both cases such determination must be made by a U.S. Court after the date the stockholder acquired the Shares to be redeemed.
A determination of incompetence or incapacitation by any person or entity other than a U.S. Court, or for any purpose other than those listed above, will not entitle a stockholder to the special redemption terms described in paragraph 6. Redemption requests following a Determination of Incompetence by a U.S. Court must be accompanied by the court order, determination or the certificate of the court declaring the stockholder incompetent or incapacitated.
9.Termination, Suspension or Amendment of the SRP by the Company. The Company may amend, suspend or terminate the SRP for any reason upon thirty days’ notice to the Company’s stockholders, provided that the Company may increase or decrease the funding available for the redemption of Shares pursuant to paragraph 4(b) of the SRP upon ten business days’ notice to the Company’s stockholders. The Company may provide notice by including such information (a) in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the Securities and Exchange Commission or (b) in a separate mailing to the stockholders.
The SRP provides stockholders a limited ability to redeem Shares for cash until a secondary market develops for the Shares. If and when such a secondary market develops, the SRP will terminate.
10.Notice of Redemption Requests. Qualifying Stockholders who desire to redeem their Shares must provide written notice to the Company on the form provided by the Company.
11.Liability of the Company. The Company shall not be liable for any act done in good faith or for any good faith omission to act.
12.Governing Law. The SRP shall be governed by the laws of the State of Maryland.